UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2008 (December 17, 2008)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.   WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K STATES THAT WE HAVE AGREED TO PURCHASE ADDITIONAL MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS.  OUR OBLIGATIONS TO COMPLETE THE CURRENTLY PENDING PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE COMMERCIAL REAL ESTATE PURCHASES.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME OF THE PROPERTIES MAY NOT BE PURCHASED, THE PURCHASE PRICES PAYABLE BY US MAY BE CHANGED OR SOME OF THESE PURCHASES MAY BE ACCELERATED OR DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Explanatory Note

As previously reported in a Current Report on Form 8-K dated May 9, 2008, or the May 9 Current Report, filed by Senior Housing Properties Trust, or SNH, or us or we, we agreed to purchase up to 48 medical office, clinic and biotech laboratory buildings, or MOBs, from HRPT Properties Trust, or HRPT, pursuant to a series of Purchase and Sale Agreements, or the Purchase Agreements, dated as of May 5, 2008.  The agreements to purchase these 48 MOBs were more fully described in the May 9 Current Report.  Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in the May 9 Current Report were reported by us in the May 9 Current Report and amended in our Current Report on Form 8-K/A dated May 22, 2008, or the May 22 Current Report, and in our Current Report on Form 8-K/A dated September 29, 2008, or the September 29 Current Report.  As of the date of this Current Report on Form 8-K, we have purchased 29 of the MOBs from HRPT.  In addition,

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because a third party consent was not received, one of the Purchase Agreements was amended so that one of the remaining 19 MOBs is no longer subject to the Purchase Agreements.  Nonetheless, HRPT may receive such third party consent and we may ultimately purchase that MOB.  We previously reported the closings of the purchase of 28 of these MOBs in our Current Report on Form 8-K dated August 12, 2008, or the August 12 Current Report, and in our September 29 Current Report.

This Current Report on Form 8-K provides updated unaudited pro forma financial statements reflecting the purchase of 29 of the MOBs, as well as the pending acquisitions of the remaining 18 MOBs subject to the Purchase Agreements and the one remaining MOB that is no longer subject to the Purchase Agreements, but that we still believe we will purchase.  The updated pro forma financial statements also reflect unrelated properties we have purchased through December 16, 2008.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes pro forma financial data for us, which includes the 29 MOBs that have been acquired and the 19 MOBs proposed to be acquired from HRPT as well as other acquisitions we have completed since January 1, 2008 (balance sheet) and January 1, 2007 (statements of income).  Because changes will likely occur in occupancy, rents and expenses with respect to the properties to be acquired and because some or all of the acquisitions may not be completed, the pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from, among other considerations, changes in our portfolio of investments, in interest rates and in our capital structure.

In the August 12 Current Report, we reported our acquisition pursuant to certain of the Purchase Agreements of the first 28 MOBs in California, Georgia, Massachusetts, New York, Pennsylvania, Texas and Rhode Island for an aggregate purchase price of $232.7 million, excluding closing costs.  These acquisitions consisted of five medical office properties acquired in June 2008 for approximately $83.8 million, three medical office and clinic properties acquired on July 9, 2008 for approximately $39.1 million and 20 clinic buildings acquired on August 8, 2008 for approximately $109.9 million.  Subsequent to the September 29 Current Report, on October 31, 2008, we acquired one additional medical office building from HRPT for approximately $29.8 million, excluding closing costs.  We funded these acquisitions using cash on hand, proceeds from our equity issuances, borrowings under our revolving credit facility and by assuming three mortgage loans on two properties totaling $10.8 million with a weighted average interest rate of 7.1% per annum.

Between January 1, 2008 and December 16, 2008, we acquired the following other properties from unaffiliated parties (dollars in thousands):

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Date Acquired	Location	Number of Properties	Units		Purchase Price
1/1/08	WI	5	568		$66,767
2/7/08	TX	2	98		10,292
2/17/08	NE	1	138		9,338
3/1/08	MN	1	228		48,549
3/31/08	CA, DE, MD	10	660		137,445
8/1/08	AL	2	112		14,110
8/21/08	GA, IL, TX, UT	4	NA	(1)	100,000
9/1/08	IN	8	451		62,075
9/30/08	NY	1	NA	(2)	18,550
11/1/08	IN	1	249		29,000
		35	2,504		$496,126

(1) On August 21, 2008, we acquired four wellness centers with a total of 458,000 square feet.

(2) On September 30, 2008, we acquired one medical office building from an unaffiliated party with a total of 89,000 square feet.

We funded these acquisitions using cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming 15 mortgage loans for $50.5 million on eight of these properties.

Certain properties acquired by us, or proposed to be acquired from HRPT, are leased to various tenants, including Five Star Quality Care, Inc., or Five Star, on a long term basis under net leases that transfer substantially all of the properties’ operating and holding costs to the tenants. We have previously provided summary financial data and other information for Five Star in our Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. The remaining tenants with net leases are engaged in a range of industries including health services, biotechnology research, and pharmaceutical research and manufacturing with no significant concentration within any particular industry.  The majority of these net lease tenants are privately owned.  Certain leases are guaranteed by affiliates of the tenants.  As of the date of this report, we believe that each tenant is current in its rent payments.  Five of the significant net lease tenants, other than Five Star, are: Scripps Research Institute, or Scripps; Fallon Community Health Plan, or Fallon Clinic; Health Insurance Plan of New York, or HIP; EPIX Pharmaceuticals, Inc., or EPIX; and The Oklahoma City Clinics.  Scripps is one of the largest non-profit research institutes in the Country and is located in La Jolla, California.  Fallon Clinic is one of the largest multi-specialty group practices providing healthcare services in Central Massachusetts.  HIP is one of the largest health care companies providing health care services to approximately 1.4 million individuals.  EPIX is a biopharmaceutical company focused on discovering and developing novel therapeutics.  EPIX is listed on NASDAQ Global Market under the symbol “EPIX”.  The Oklahoma City Clinics are a medical practice group operating in Oklahoma City and the surrounding area.

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(b)	Pro Forma Financial Information.

	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008	F-3
	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2008	F-4
	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2007	F-5
	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-6

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SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2008, reflects our financial position as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on September 30, 2008.  The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2008, and the year ended December 31, 2007, present our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2007.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our financial statements for the three and nine months ended September 30, 2008, included in our Quarterly Report on Form 10-Q, our financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K, and the financial statements included in our Current Report on Form 8-K dated May 9, 2008 and in our Current Report on Form 8-K/A dated May 22, 2008.

The unaudited pro forma financial statements assume the acquisitions of 48 medical office, clinic and biotech laboratory buildings, or MOBs, from HRPT Properties Trust, or HRPT, are financed with cash on hand, borrowings under our revolving credit facility and by assuming three mortgage debts on two of the properties totaling $10.8 million.  We expect to eventually fund these acquisitions with a mix of long term capital determined based upon market conditions.  These unaudited pro forma financial statements are provided for informational purposes only and upon completion of the planned long term financing for these acquisitions our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase prices of the acquisitions of the MOBs from HRPT and the other property acquisitions described in the notes to the unaudited pro forma condensed financial statements and reflected in these unaudited pro forma condensed consolidated financial statements have been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  A final determination of the fair values of the MOBs acquired or to be acquired will be based on the actual net tangible and intangible assets that exist as of the dates of the completion of the transactions.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the acquisitions of the MOBs from HRPT are not completed as planned.  Differences could also result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2008.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2008
(dollars in thousands)

		Pro Forma Adjustments
	Historical	MOBs Acquired (A) (C)	MOBs Pending (B) (C)	Other Acquired Properties (D)	Pro Forma
ASSETS:
Real estate properties, at cost	$2,645,268	$29,050	$277,722	$29,000	$2,981,040
Less accumulated depreciation	364,366	—	—	—	364,366
	2,280,902	29,050	277,722	29,000	2,616,674
Cash and cash equivalents	7,191	—	—	—	7,191
Restricted cash	4,443	—	—	—	4,443
Deferred financing fees, net	5,098	—	—	—	5,098
Acquired real estate leases, net	23,691	1,350	29,947	—	54,988
Other assets	27,717	—	—	—	27,717
	$2,349,042	$30,400	$307,669	$29,000	$2,716,111

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$93,000	$29,829	$302,429	$29,000	$454,258
Senior unsecured notes due 2012 and 2015, net of discount	321,981	—	—	—	321,981
Secured debt and capital leases	152,112	—	—	—	152,112
Acquired real estate lease obligations, net	7,075	571	5,240	—	12,886
Other liabilities	32,254	—	—	—	32,254
Shareholders’ equity	1,742,620	—	—	—	1,742,620
	$2,349,042	$30,400	$307,669	$29,000	$2,716,111

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income
Nine Months Ended September 30, 2008
(amounts in thousands, except per share amounts)

				Pro Forma Adjustments
	Historical	MOBs Acquired (E)	MOBs Pending (F)	Other Acquired Properties (G)	Adjustments		Pro Forma
REVENUES:
Rental income	$160,560	$—	$—	$1,740	$13,331	(H)	$175,631
MOB rental income	—	11,641	18,412	—	5,462	(I)	35,515
Interest and other income	2,056	2,063	4,351	—	—		8,470
Total revenues	162,616	13,704	22,763	1,740	18,793		219,616

EXPENSES:
Property operating expenses	1,124	3,186	6,690	—	569	(J)	11,569
Interest	28,934	—	—	482	8,180	(K)	37,596
Depreciation	43,235	—	—	559	14,450	(L)	58,244
General and administrative	12,506	—	—	109	2,155	(M)	14,770
Impairment of assets	2,940	—	—	—	—		2,940
Total expenses	88,739	3,186	6,690	1,150	25,354		125,119

Income before gain on sale of properties	73,877	10,518	16,073	590	(6,561)		94,497
Gain on sale of properties	266	—	—	—	—		266
Net income	$74,143	$10,518	$16,073	$590	$(6,561)		$94,763

Weighted average shares outstanding	102,004				12,527	(N)	114,531

Basic and diluted earnings per share:
Income before gain on sale of properties	$0.72						$0.83
Net income	$0.73						$0.83

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2007
(amounts in thousands, except per share amounts)

				Pro Forma Adjustments
	Historical	MOBs Acquired (O)	MOBs Pending (P)	Other Acquired Properties (Q)	Adjustments		Pro Forma
REVENUES:
Rental income	$185,936	$—	$—	$2,320	$42,655	(R)	$230,911
MOB rental income	—	20,666	26,795	—	6,801	(S)	54,262
Interest and other income	2,086	3,607	3,758	—	—		9,451
Total revenues	188,022	24,273	30,553	2,320	49,456		294,624

EXPENSES:
Property operating expenses	—	5,061	8,291	—	758	(T)	14,110
Interest	37,755	—	—	642	13,680	(U)	52,077
Depreciation	47,384	—	—	746	29,711	(V)	77,841
General and administrative	14,154	—	—	145	4,670	(W)	18,969
Loss on early extinguishment of debt	2,026	—	—	—	—		2,026
Impairment of assets	1,400	—	—	—	—		1,400
Total expenses	102,719	5,061	8,291	1,533	48,819		166,423

Net income	$85,303	$19,212	$22,262	$787	$637		$128,201

Weighted average shares outstanding	83,168				31,363	(X)	114,531

Basic and diluted earnings per share:
Net income	$1.03						$1.12

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)        Represents the impact of our completed acquisitions from HRPT Properties Trust, or HRPT, of the one medical office building which was acquired subsequent to September 30, 2008 and related financing.  This acquisition was funded with borrowings under our revolving credit facility.  Included in the September 30, 2008 historical numbers are 28 medical office, clinic and biotech laboratory buildings, or MOBs, that were acquired prior to September 30, 2008 from HRPT for approximately $232.7 million, excluding closing costs, including the assumption of three mortgage loans that encumber two properties totaling $10.8 million at a weighted average interest rate of 7.1% per annum.  Also included in the September 30, 2008 historical column is one MOB acquired from an unaffiliated party for $18.6 million, excluding closing costs.

(B)         Represents the impact of our pending acquisitions of the remaining 19 MOBs we expect to acquire from HRPT and relating financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility.  The estimated purchase prices of these 19 MOBs are subject to change based on contractual terms of any applicable purchase agreement.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(C)         Includes the impact of the preliminary purchase accounting adjustments for the completed acquisition of one MOB acquired subsequent to September 30, 2008 and the pending acquisitions of 19 MOBs from HRPT for the value of in-place leases and the fair market value of above or below market leases and customer relationships.

The allocation of assets is as follows:

MOBs Acquired:
Origination Costs	$789
Above Market Leases	561
Total MOBs Acquired	$1,350

MOBs Pending:
Origination Costs	$10,871
Above Market Leases	19,076
Total MOBs Pending	$29,947

The allocation of liabilities is as follows:

Below Market Leases:
MOBs Acquired	$571
MOBs Pending	5,240
Total Below Market Leases	$5,811

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

Included in the September 30, 2008 historical numbers are the preliminary purchase accounting adjustments for the 28 MOBs that were acquired prior to September 30, 2008 from HRPT and one MOB acquired in September 2008 from an unaffiliated party.  Intangible lease assets and liabilities recorded by us for these acquisitions totaled $22.0 million and $3.2 million, respectively.

(D)          Includes the acquisition of one senior living facility from an unaffiliated party subsequent to September 30, 2008 for approximately $29.0 million, excluding closing costs.  This acquisition was funded with borrowings under our revolving credit facility.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 2008

(E)           Represents the impact on rental income, reimbursement income and operating expenses for the nine months ended September 30, 2008 of the historical results of the one MOB acquired by us subsequent to September 30, 2008 and pro rated results of the 28 MOBs acquired by us since June 1, 2008 as if these acquisitions occurred on January 1, 2008.  Included in rental income, interest expense, depreciation and general and administrative expenses in the historical column are $5.0 million, $173,000, $1.3 million and $2,000, respectively, of the 28 MOBs acquired from HRPT and the one MOB acquired from an unaffiliated party since June 1, 2008 from the date of acquisition through September 30, 2008.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(F)           Represents the impact on rental income, reimbursement income and operating expenses for the nine months ended September 30, 2008 of the historical results of our pending acquisitions from HRPT of 19 MOBs as if these acquisitions occurred on January 1, 2008.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(G)           Represents the impact on revenues and expenses for the nine months ended September 30, 2008 of the acquisition of one senior living property from an unaffiliated party subsequent to September 30, 2008, as if this acquisition occurred on January 1, 2008.  The aggregate purchase price for this acquisition was approximately $29.0 million, excluding closing costs.  This acquisition was funded with borrowings under our revolving credit facility at our current interest rate of 2.2% per annum.  The impact on depreciation expense is the pro forma impact as if this acquisition occurred on January 1, 2008.  The increase in general and administrative expense represents the management fees payable to Reit Management and Research, LLC, or RMR.

(H)          During the nine months ended September 30, 2008, we purchased 29 senior living properties with a total of 2,255 units and four wellness centers with a total of 458,000 square feet for approximately $348.6 million and $100.0 million, respectively, from eight unaffiliated parties.  We leased these properties for initial rent of $37.0 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

December 2007 and February and June 2008, borrowings under our revolving credit facility and the assumption of 15 mortgage loans that encumber eight of these senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum.  The adjustment to rental income represents the full nine month impact assuming we acquired these 29 senior living properties and four wellness centers on January 1, 2008.

(I)            Represents the rental income adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008 and the straight-line rent adjustment for the 29 acquired MOBs and 19 pending MOBs from HRPT.  Also includes the preliminary amortization of capitalized above and below market lease values for these acquired and pending acquisitions.  The allocation of the adjustment is as follows:

MOBs Acquired from Unaffiliated Party	$1,832
MOBs Acquired from HRPT (Straight-line)	1,942
MOBs Pending from HRPT (Straight-line)	2,641
MOBs Acquired from HRPT (Above Market Leases)	(81)
MOBs Pending from HRPT (Above Market Leases)	(1,456)
MOBs Acquired from Unaffiliated Party (Above Market Leases)	(41)
MOBs Acquired from HRPT (Below Market Leases)	107
MOBs Pending from HRPT (Below Market Leases)	477
MOBs Acquired from Unaffiliated Party (Below Market Leases)	41
Total	$5,462

(J)            Represents the property operating expenses adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008.  The adjustment represents the full nine month impact assuming we acquired this property on January 1, 2008.

(K)          Represents the impact on interest expense for the nine months ended September 30, 2008, from $332.3 million outstanding on our revolving credit facility at our current interest rate of 2.2% per annum for the 29 acquired MOBs and 19 pending MOBs described in Notes (A) and (B), respectively.  Also includes the interest expense on the assumption of three mortgage loans that encumber two of the MOBs totaling $10.8 million at a weighted average interest rate of 7.1% per annum described above in Note (A) and the assumption of 15 mortgage loans that encumber eight of the senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum described above in Note (H).  The allocation of interest expense is as follows:

MOBs Acquired	$495
MOBs Acquired – Debt Assumption	461
MOBs Pending	5,022
Senior Living Properties Acquired – Debt Assumption	2,202
Total	$8,180

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

(L)           Represents the impact on depreciation expense for the nine months ended September 30, 2008, of properties acquired by us during the nine months ended September 30, 2008 described in Notes (H) and (I) and the pro forma impact of the acquisitions of the 29 acquired MOBs and 19 pending MOBs described in Notes (E) and (F), respectively.  Also includes the preliminary amortization of capitalized origination costs for these acquired and pending MOB acquisitions.  The allocation of depreciation expense is as follows:

2008 Senior Living and Wellness Center Acquisitions	$4,060
MOBs Acquired from HRPT	3,500
MOBs Pending from HRPT	5,356
MOBs Acquired from Unaffiliated Party	322
MOBs Acquired from HRPT (Origination Costs)	131
MOBs Pending from HRPT (Origination Costs)	976
MOBs Acquired from Unaffiliated Party (Origination Costs)	105
Total	$14,450

(M)         Represents the impact on general and administrative expenses for the nine months ended September 30, 2008, of properties acquired by us during the nine months ended September 30, 2008 described in Notes (H) and (I) and the pro forma impact of the acquisitions of the 29 acquired MOBs and 19 pending MOBs described in Notes (E) and (F), respectively.  The increase in general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOBs from HRPT will be the same as the management fees that are currently being paid by HRPT with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these MOBs.  The allocation of general and administrative expenses is as follows:

2008 Senior Living and Wellness Center Acquisitions	$791
MOBs Acquired from HRPT	438
MOBs Pending from HRPT	856
MOBs Acquired from Unaffiliated Party	70
Total	$2,155

(N)          In February 2008 and June 2008, we issued 6.2 million and 19.6 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million and $393.7 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (E), (G), (H) and (I).  The adjustment to our weighted average shares outstanding shows the impact of our common shares issued and outstanding at September 30, 2008, as if we issued these shares on January 1, 2008.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2007

(O)          Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2007 of the historical results of the 29 MOBs acquired by us from HRPT, as if these acquisitions occurred on January 1, 2007.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(P)           Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2007 of the historical results of our pending acquisitions from HRPT of 19 MOBs as if these acquisitions occurred on January 1, 2007.  A management fee of 3% of gross rents is included in MOB property operating expenses.

(Q)          Represents the impact on revenues and expenses for the year ended December 31, 2007 of the acquisition of one senior living property from an unaffiliated party subsequent to September 30, 2008, as if this acquisition occurred on January 1, 2007.  The aggregate purchase price for this acquisition was approximately $29.0 million, excluding closing costs.  This acquisition was funded with borrowings under our revolving credit facility at our current interest rate of 2.2% per annum.  The impact on depreciation expense is the pro forma impact as if this acquisition occurred on January 1, 2007.  The increase in general and administrative expense represents the management fees payable to RMR.

(R)           During the nine months ended September 30, 2008, we purchased 29 senior living properties with a total of 2,255 units and four wellness centers with a total of 458,000 square feet for approximately $348.6 million and $100.0 million, respectively, from eight unaffiliated parties.  We leased these properties for initial rent of $37.0 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February and June 2008, borrowings under our revolving credit facility and the assumption of 15 mortgage loans that encumber eight of these senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum.  The adjustment to rental income represents the full year impact assuming we acquired these 29 senior living properties and four wellness centers on January 1, 2007.  Also included is an adjustment for the six wellness centers that we purchased in October and November 2007 to show the full year impact of the rent in connection with this purchase, as if these wellness centers were acquired on January 1, 2007.  The allocation of rental income is as follows:

2008 Senior Living and Wellness Center Acquisitions	$36,977
Wellness Centers Acquired in 2007	5,678
Total	$42,655

(S)           Represents the rental income adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008 and the straight-line rent adjustment for the 29 acquired MOBs and 19 pending MOBs from HRPT.  Also includes the preliminary

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

amortization of capitalized above and below market lease values for these acquired and pending MOB acquisitions.  The allocation of the adjustment is as follows:

MOBs Acquired from Unaffiliated Party	$2,443
MOBs Acquired from HRPT (Straight-line)	2,141
MOBs Pending from HRPT (Straight-line)	3,521
MOBs Acquired from HRPT (Above Market Leases)	(1,740)
MOBs Pending from HRPT (Above Market Leases)	(1,942)
MOBs Acquired from Unaffiliated Party (Above Market Leases)	(54)
MOBs Acquired from HRPT (Below Market Leases)	1,742
MOBs Pending from HRPT (Below Market Leases)	635
MOBs Acquired from Unaffiliated Party (Below Market Leases)	55
Total	$6,801

(T)           Represents the property operating expenses adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008.  The adjustment represents the full year impact assuming we acquired this property on January 1, 2007.

(U)          Represents the impact on interest expense for the year ended December 31, 2007, from $391.6 million outstanding on our revolving credit facility at our current interest rate of 2.2% per annum for the acquired and pending acquisitions described above in Notes (A), (B) and (R) and an adjustment for the six wellness centers that we purchased in October and November 2007 to show the impact on interest expense on the 6.9% mortgage loan we assumed in connection with this purchase.  Also includes the interest expense on the assumption of three mortgage debts that encumber two of the MOB properties totaling $10.8 million at a weighted average interest rate of 7.1% per annum as described in Note (A) and the assumption of 15 mortgage loans that encumber eight of the senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum described above in Note (R).  The allocation of interest expense is as follows:

MOBs Acquired	$660
MOBs Acquired – Debt Assumption	763
MOBs Pending	6,697
2008 Senior Living and Wellness Center Acquisitions	1,313
Mortgage on wellness centers	944
Senior Living Properties Acquired – Debt Assumption	3,303
Total	$13,680

(V)           Represents the impact on depreciation expense for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during the nine months ended September 30, 2008 described in Note (R), the pro forma impact of the acquisitions of the 29 acquired MOBs and 19 pending MOBs described in Notes (O) and (P), respectively, and the pro forma impact of one MOB acquired from an unaffiliated party on September 30, 2008 described above in Note (S).

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(dollars and square feet in thousands, or as otherwise stated)

Also includes the preliminary amortization of capitalized origination costs for these acquired and pending MOB acquisitions.  The allocation of depreciation expense is as follows:

Wellness Centers Acquired in 2007	$1,740
2008 Senior Living and Wellness Center Acquisitions	11,536
MOBs Acquired from HRPT	6,371
MOBs Pending from HRPT	7,141
MOBs Acquired from Unaffiliated Party	456
MOBs Acquired from HRPT (Origination Costs)	1,025
MOBs Pending from HRPT (Origination Costs)	1,302
MOBs Acquired from Unaffiliated Party (Origination Costs)	140
Total	$29,711

(W)         Represents the impact on general and administrative expenses for the year ended December 31, 2007, of the wellness centers acquired in October and November 2007, properties acquired by us during the nine months ended September 30, 2008 described in Notes (R) and (S) and the pro forma impact of the acquisitions of the 29 acquired MOBs and 19 pending MOBs described in Notes (O) and (P), respectively.  The increase in general and administrative expense represents the management fees payable to RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOB acquisitions from HRPT will be the same as the management fees that are currently being paid by HRPT with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these MOBs.  The allocation of general and administrative expenses is as follows:

Wellness Centers	$338
2008 Senior Living and Wellness Center Acquisitions	2,243
MOBs Acquired from HRPT	848
MOBs Pending from HRPT	1,148
MOBs Acquired from Unaffiliated Party	93
Total	$4,670

(X)          In February 2007 and December 2007, we issued 6.0 and 5.0 million of our common shares in an underwritten public offering, raising net proceeds of $151.6 million and $108.8 million, respectively.  In February 2008 and June 2008, we issued 6.2 million and 19.6 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million and $393.7 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (O), (Q) (R) and (S).  The adjustment shows the impact to our weighted average shares outstanding at December 31, 2007, as if we issued these shares on January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer
Dated: December 17, 2008

/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: December 17, 2008